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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2003

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)
1375 Peachtree St., Atlanta, Georgia 30309 (Address of principal executive offices) (Zip Code)

(404) 815-0770
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Press release dated July 22, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

        This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by EarthLink, Inc. (the "Registrant") pursuant to Item 12 of Form 8-K ("Disclosure of Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrant's results of operations or financial condition for the three and six months ended June 30, 2003.

        On July 22, 2003, the Registrant issued a press release announcing its financial results for the three and six months ended June 30, 2003 and providing guidance for the remainder of 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)
By:	/s/ LEE ADREAN Name: Lee Adrean Title: Chief Financial Officer

Date: July 22, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 22, 2003

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SIGNATURE
Exhibit Index